Financing arrangements	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Financing arrangements
Financing arrangements
The carrying values and the fixed contractual coupon rates of our long-term borrowings were as follows (in millions):

	December 31,
	2015	2014
2.30% notes due 2016 (2.30% 2016 Notes)	$750	$750
2.50% notes due 2016 (2.50% 2016 Notes)	1,000	1,000
2.125% notes due 2017 (2.125% 2017 Notes)	1,250	1,250
Floating Rate Notes due 2017	600	600
1.25% notes due 2017 (1.25% 2017 Notes)	850	850
5.85% notes due 2017 (5.85% 2017 Notes)	1,100	1,100
6.15% notes due 2018 (6.15% 2018 Notes)	500	500
Term Loan due 2018	1,975	4,375
4.375% euro-denominated notes due 2018 (4.375% 2018 euro Notes)	599	670
5.70% notes due 2019 (5.70% 2019 Notes)	1,000	1,000
Floating Rate Notes due 2019	250	250
2.20% notes due 2019 (2.20% 2019 Notes)	1,400	1,400
2.125% euro-denominated notes due 2019 (2.125% 2019 euro Notes)	733	817
4.50% notes due 2020 (4.50% 2020 Notes)	300	300
2.125% notes due 2020 (2.125% 2020 Notes)	750	—
3.45% notes due 2020 (3.45% 2020 Notes)	900	900
4.10% notes due 2021 (4.10% 2021 Notes)	1,000	1,000
3.875% notes due 2021 (3.875% 2021 Notes)	1,750	1,750
2.70% notes due 2022 (2.70% 2022 Notes)	500	—
3.625% notes due 2022 (3.625% 2022 Notes)	750	750
3.625% notes due 2024 (3.625% 2024 Notes)	1,400	1,400
3.125% notes due 2025 (3.125% 2025 Notes)	1,000	—
5.50% pound-sterling-denominated notes due 2026 (5.50% 2026 pound sterling Notes)	700	740
4.00% pound-sterling-denominated notes due 2029 (4.00% 2029 pound sterling Notes)	1,032	1,090
6.375% notes due 2037 (6.375% 2037 Notes)	900	900
6.90% notes due 2038 (6.90% 2038 Notes)	500	500
6.40% notes due 2039 (6.40% 2039 Notes)	1,000	1,000
5.75% notes due 2040 (5.75% 2040 Notes)	700	700
4.95% notes due 2041 (4.95% 2041 Notes)	600	600
5.15% notes due 2041 (5.15% 2041 Notes)	2,250	2,250
5.65% notes due 2042 (5.65% 2042 Notes)	1,250	1,250
5.375% notes due 2043 (5.375% 2043 Notes)	1,000	1,000
4.40% notes due 2045 (4.40% 2045 Notes)	1,250	—
Other notes	100	100
Unamortized bond discounts and issuance costs	(210)	(204)
Total carrying value of debt	31,429	30,588
Less current portion	(2,247)	(498)
Total noncurrent debt	$29,182	$30,090

Debt repayments
During the year ended December 31, 2015, we repaid $2.4 billion of principal on our Term Loan Credit Facility (Term Loan). During the year ended December 31, 2014, we repaid $5.6 billion of debt, including the Master Repurchase Agreement (Repurchase Agreement), the 1.875% 2014 Notes, the 4.85% 2014 Notes, $500 million of principal on our Term Loan and $5 million of Other notes. During the year ended December 31, 2013, our 0.375% 2013 Convertible Notes matured/converted, and the $2.5 billion principal amount was settled in cash, and we also repaid $742 million of convertible debt assumed in the acquisition of Onyx, $125 million of principal on our Term Loan and $4 million of Other notes.
Debt issuances
We issued debt and debt securities in various offerings during the three years ended December 31, 2015, including:

•
In May 2015, we issued $3.5 billion aggregate principal amount of notes, consisting of the 2.125% 2020 Notes, the 2.70% 2022 Notes, the 3.125% 2025 Notes and the 4.40% 2045 Notes. The notes may be redeemed at any time at our option, in whole or in part, at the principal amount of the notes being redeemed plus accrued and unpaid interest and, except as discussed below, a make-whole amount, as defined. The 2.125% 2020 Notes, the 2.70% 2022 Notes, the 3.125% 2025 Notes and the 4.40% 2045 Notes may be redeemed without payment of a make-whole amount if they are redeemed on or after one, two, three and six months, respectively, prior to their maturity dates.

•
In 2014, we issued $4.5 billion aggregate principal amount of notes, comprised of the Floating Rate Notes due 2017, the 1.25% 2017 Notes, the Floating Rate Notes due 2019, the 2.20% 2019 Notes and the 3.625% 2024 Notes. The Floating Rate Notes due in 2017 and 2019 bear interest equal to three-month London Interbank Offered Rates (LIBOR) plus 0.38% and three-month LIBOR plus 0.60%, respectively, and are not subject to redemption at our option. The fixed rate notes that were issued may be redeemed at any time at our option, in whole or in part, at the principal amount of the notes being redeemed plus accrued and unpaid interest and, except as discussed below, a make-whole amount, as defined. The 2.20% 2019 Notes and 3.625% 2024 Notes may be redeemed without payment of a make-whole amount if they are redeemed on or after one month and three months, respectively, prior to their maturity dates.

•	In 2013, we issued $8.1 billion of debt in connection with the acquisition of Onyx, comprised of obligations under a Repurchase Agreement and a Term Loan.
Debt issuance costs incurred in connection with these debt issuances in 2015, 2014 and 2013 totaled $21 million, $18 million and $46 million, respectively. These debt issuance costs are being amortized over the respective lives of the debt, and the related charge is included in Interest expense, net, in the Consolidated Statements of Income.
All of our notes, other than our Floating Rate Notes and Other notes, may be redeemed at any time at our option, in whole or in part, at the principal amount of the notes being redeemed plus accrued interest and, except for specified time periods described above regarding certain of our notes issued in 2014 and 2015, a make-whole amount, as defined. In addition, except with respect to our Other notes, in the event of a change-in-control triggering event, as defined, we may be required to purchase for cash all or a portion of these notes at a price equal to 101% of the principal amount of the notes plus accrued interest.
Master Repurchase Agreement
We entered into a Repurchase Agreement pursuant to which Amgen sold preferred shares of one of its wholly-owned subsidiaries, ATL Holdings, on September 30, 2013, and become obligated to repurchase the preferred shares from the counterparties for the aggregate sale price of $3.1 billion no later than September 28, 2018. In May 2014, we repurchased the shares for the aggregate sale price. While outstanding, we were obligated to make payments to the counterparties based on the sale price of the preferred shares at a floating interest rate based on the LIBOR plus 1.1%. The obligation to repurchase the preferred shares was accounted for as Long-term debt on our Consolidated Balance Sheet.
Term Loan Credit Facility
On October 1, 2013, we borrowed $5.0 billion under a Term Loan which bears interest at a floating rate based on LIBOR plus additional interest, initially 1%, which can vary based on the credit ratings assigned to our long-term debt by Standard & Poor’s Financial Services LLC (S&P) and Moody’s Investor Service, Inc. (Moody’s). A minimum of $125 million of the principal amount of the loan is to be repaid at the end of each quarter, with the balance due on October 1, 2018. The outstanding balance of this loan may be prepaid in whole or in part at any time without penalty. This credit facility includes the same financial covenant as our revolving credit facility with respect to our level of borrowings in relation to our equity, as defined.
Convertible Notes
In 2006, we issued $2.5 billion principal amount of 0.375% 2013 Convertible Notes at par. The conversion value was payable in: (i) cash equal to the lesser of the principal amount of the note or the conversion value, as defined, and (ii) cash, shares of our common stock, or a combination of cash and shares of our common stock, at our option, to the extent the conversion value exceeded the principal amount of the note (the excess conversion value). In February 2013, our 0.375% 2013 Convertible Notes matured/converted, and accordingly, the $2.5 billion principal amount was settled in cash. We also elected to pay the note holders who converted their notes $99 million of cash for the excess conversion value, as allowed by the original terms of the notes.
Concurrent with the issuance of the 0.375% 2013 Convertible Notes, we purchased a convertible note hedge. The convertible note hedge allowed us to receive shares of our common stock and/or cash from the counterparty to the transaction equal to the amounts of common stock and/or cash related to the excess conversion value that we would issue and/or pay to the holders of the 0.375% 2013 Convertible Notes upon conversion. As a result of the conversion of the 0.375% 2013 Convertible Notes, we received $99 million of cash from the counterparty to offset the corresponding amount paid to the note holders.
On May 1, 2013, warrants to acquire 32 million shares of our common stock at an exercise price of $104.80 originally sold in connection with the issuance of the 0.375% 2013 Convertible Notes were exercised resulting in a net cash payment of $100 million.
Because the convertible note hedges and warrants could have been settled at our option in cash or shares of our common stock, and these contracts met all of the applicable criteria for equity classification under the applicable accounting standards, the cost of the convertible note hedges, the net proceeds from the sale of the warrants and the settlement of these contracts were classified in Stockholders’ equity in the Consolidated Balance Sheets. In addition, because both of these contracts are classified in Stockholders’ equity and were indexed to our common stock, they were not accounted for as derivatives.
Because these convertible notes were cash settleable, their debt and equity components were bifurcated and accounted for separately. The discounted carrying value of the debt component resulting from the bifurcation was accreted back to the principal amount over the period the notes were outstanding. Interest expense recognized during the year ended December 31, 2013, prior to the maturity/conversion of the 0.375% 2013 Convertible Notes was not material. The carrying amount of the equity component of this debt remains at $829 million.
Other notes
Other notes include our notes due in 2097 with a carrying value of $100 million.
Interest rate swaps
To achieve a desired mix of fixed and floating interest rate debt, we entered into interest rate swap contracts that effectively converted a fixed-rate interest coupon for certain of our debt issuances to a floating LIBOR-based coupon over the life of the respective note. These interest rate swap contracts qualified and are designated as fair value hedges. As of December 31, 2015 and 2014, we had $6.65 billion notional amount of interest rate swap contracts outstanding, The effective interest rates on these notes after giving effect to the related interest rate swap contracts and the related notional amounts of the contracts were as follows as of December 31, 2015 (dollar amounts in millions):

Notes	Effective interest rate	Notional amount
1.25% 2017 Notes	LIBOR + 0.4%	$850
2.20% 2019 Notes	LIBOR + 0.6%	1,400
3.45% 2020 Notes	LIBOR + 1.1%	900
4.10% 2021 Notes	LIBOR + 1.7%	1,000
3.875% 2021 Notes	LIBOR + 2.0%	1,750
3.625% 2022 Notes	LIBOR + 1.6%	750
		$6,650

Cross-currency swaps
In order to hedge our exposure to foreign currency exchange rate risk associated with certain of our long-term notes denominated in foreign currencies, we entered into cross-currency swap contracts. The terms of these contracts effectively convert the interest payments and principal repayment on our 2.125% 2019 euro Notes, 5.50% 2026 pound sterling Notes and 4.00% 2029 pound sterling Notes from euros/pounds sterling to U.S. dollars. These cross-currency swap contracts have been designated as cash flow hedges. For information regarding the terms of these contracts, see Note 17, Derivative instruments.
Shelf registration statements and other facilities
As of December 31, 2015, we have a commercial paper program that allows us to issue up to $2.5 billion of unsecured commercial paper to fund our working capital needs. At December 31, 2015 and 2014, we had no amounts outstanding under our commercial paper program.
In July 2014, we entered into a $2.5 billion syndicated, unsecured, revolving credit agreement which is available for general corporate purposes or as a liquidity backstop to our commercial paper program. The commitments under the revolving credit agreement may be increased by up to $500 million with the agreement of the banks. Each bank which is a party to the agreement has an initial commitment term of five years. This term may be extended for up to two additional one-year periods with the agreement of the banks. Annual commitment fees for this agreement are 0.1% based on our current credit rating. Generally, we would be charged interest at LIBOR plus 0.9% for any amounts borrowed under this facility. As of December 31, 2015 and 2014, no amounts were outstanding under this facility.
In February 2014, we filed a shelf registration statement with the SEC that allows us to issue unspecified amounts of debt securities; common stock; preferred stock; warrants to purchase debt securities, common stock, preferred stock or depository shares; rights to purchase common stock or preferred stock; securities purchase contracts; securities purchase units; and depository shares. Under this shelf registration statement, all of the securities available for issuance may be offered from time to time with terms to be determined at the time of issuance. This shelf registration statement expires in February 2017.
In 1997, we established a $400 million medium-term note program under which medium-term debt securities may be offered from time to time with terms to be determined at the time of issuance. As of December 31, 2015 and 2014, no securities were outstanding under this medium-term note program.
Certain of our financing arrangements contain non-financial covenants. In addition, our revolving credit agreement and Term Loan each include a financial covenant with respect to the level of our borrowings in relation to our equity, as defined. We were in compliance with all applicable covenants under these arrangements as of December 31, 2015.
Contractual maturities of long-term debt obligations
The aggregate contractual maturities of all long-term debt obligations due subsequent to December 31, 2015, are as follows (in millions):

Maturity date	Amount
2016	$2,250
2017	4,300
2018	2,075
2019	3,383
2020	1,950
Thereafter	17,682
Total	$31,640
Interest costs
Interest costs are expensed as incurred, except to the extent such interest is related to construction in progress, in which case interest is capitalized. Interest expense, net, for the years ended December 31, 2015, 2014 and 2013, was $1.1 billion, $1.1 billion and $1.0 billion, respectively. Interest costs capitalized for the years ended December 31, 2015, 2014 and 2013, were not material. Interest paid, including the ongoing impact and settlements of interest rate and cross currency swaps, during the years ended December 31, 2015, 2014 and 2013, totaled $1.0 billion, $1.1 billion and $1.1 billion, respectively.